UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024

Tradeweb Markets Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2024, Tradeweb Markets LLC (the “Buyer”), a Delaware limited liability company and a subsidiary of Tradeweb Markets Inc., a Delaware corporation (“Tradeweb Markets” and, together with Buyer and its other subsidiaries, the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with ICD Intermediate Holdco 1, LLC, a Delaware limited liability company (“ICD Holdco”), ICD Holdings, LLC, a Delaware limited liability company (the “ICD Seller”), Stellus Capital Investment Corporation, a Maryland corporation (the “Stellus Blocker Seller”), Parthenon Investors V ICD Holdco AIV, LP, a Delaware limited partnership (the “Parthenon Blocker Seller” and, together with the ICD Seller and the Stellus Blocker Seller, the “Sellers”), SCIC - ICD Blocker 1, Inc., a Delaware corporation (the “Stellus Blocker”), Parthenon Investors V ICD Blocker, Inc., a Delaware corporation (the “Parthenon Blocker” and, together with the Stellus Blocker, together the “Blockers”), ICD Holdings, LLC, in its capacity as the initial Seller Representative thereunder, and Tradeweb Markets, solely for purposes of Section 10.21 thereof.

The Purchase Agreement provides for the acquisition by the Buyer of all of the outstanding equity interests of each of ICD Holdco and the Blockers. Pursuant to the Purchase Agreement, the Buyer will pay $785 million in cash to the Sellers, subject to customary adjustments for cash, indebtedness, net working capital and transaction expenses of ICD Holdco and its subsidiaries (the “ICD Group”). In connection with the Acquisition Closing (as defined below), Tradeweb Markets will issue and sell $4.5 million of shares of its Class A common stock (the “Class A Shares”) in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to an equityholder of the ICD Seller, which Class A Shares will be issued and sold as restricted stock, subject to vesting and forfeiture terms, pursuant to the Tradeweb Markets Inc. 2019 Omnibus Equity Incentive Plan.

The Purchase Agreement contains customary representations, warranties and covenants of the parties thereto. From the date of the Purchase Agreement until the closing of the transactions contemplated thereby (the “Acquisition Closing”), ICD Holdco is required to use commercially reasonable efforts to operate its business in the ordinary course and to comply with certain other covenants regarding the operation of its business. The Buyer has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions, to obtain coverage that may result from a breach of certain representations and warranties made by ICD Holdco, the Sellers and the Blockers in the Purchase Agreement.

The Acquisition Closing is subject to customary closing conditions, including, among others, (i) the absence of any governmental order restraining, prohibiting or otherwise making illegal the consummation of the transactions contemplated by the Purchase Agreement, (ii) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) relating to the transactions contemplated by the Purchase Agreement, (iii) the obtaining of certain approvals by the United States Financial Industry Regulatory Authority, the United Kingdom Financial Conduct Authority and the Portuguese Comissão do Mercado de Valores Mobiliários in connection with the transactions contemplated by the Purchase Agreement, (iv) the accuracy of the parties’ representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifications), (v) the parties’ compliance with the covenants and agreements contained in the Purchase Agreement in all material respects, and (vi) the absence of a material adverse effect with respect to the ICD Group.

The Purchase Agreement contains certain termination rights for the Sellers and the Buyer and, subject to certain limitations set forth therein, may be terminated by either the Sellers or the Buyer if the Acquisition Closing has not occurred on or before April 5, 2025. The Company currently anticipates that the Acquisition Closing will occur in the second half of 2024, although no assurance can be given in that regard.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure.

On April 8, 2024, Tradeweb Markets issued a press release announcing the acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

2.1*	Purchase Agreement, dated April 5, 2024, by and between ICD Intermediate Holdco 1, LLC, ICD Holdings, LLC, Stellus Capital Investment Corporation, Parthenon Investors V ICD Holdco AIV, LP, SCIC - ICD Blocker 1, Inc., Parthenon Investors V ICD Blocker, Inc., Tradeweb Markets LLC, ICD Holdings, LLC, in its capacity as the initial Seller Representative thereunder, and Tradeweb Markets Inc., solely for purposes of Section 10.21 thereof.

99.1	Press release of Tradeweb Markets Inc., dated April 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: April 8, 2024	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel